Investor Presentation

Applied Digital

JUNE
2026

Presentation Disclaimer

This presentation has been designed to provide general information about Applied Digital Corporation (“Applied Digital” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company.

The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital.

Forward-Looking Statements

This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

Forward-looking statements may include statements about the Company’s future financial performance, including statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development; the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and challenges in the Company’s business, particularly in the fields of High-Performance Computing (HPC) and Artificial Intelligence (AI); further development and market acceptance of technologies related to HPC and AI; further development of the Company’s facilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; statements regarding the closing of any transaction involving the Company’s Cloud Services Business; and other statements regarding the Company’s future operations, financial condition, and prospects and business strategies.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Market and Industry Data

This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein.

Table of Contents



Where Intelligence is **Forged**

Applied Digital (Nasdaq: APLD) — named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads.

Site Selection

Identify high-value sites with power, land, fiber, and community alignment

Design

Create purpose-built AI factories using a repeatable, scalable design system

Build

Deliver high-performance infrastructure with speed, discipline, and execution.

Operate

Run and maintain campuses for long-term performance, reliability, and growth.

Tenant Profile



Applied Digital 150 MW Standard AI Factory Design

Company Timeline

2021 - 2022

Blockchain Genesis

Launched **106 MW** Blockchain Data Center in Jamestown, ND

Launched **180 MW** Blockchain Data Center in Ellendale, ND

Launched **200 MW** Blockchain Data Center, in Garden City, TX

Completed IPO and uplisted to NASDAQ



2023

Strategic Shift - HPC

Launched Cloud Business, Applied Digital Cloud

9 MW HPC Data Center in Jamestown, ND

Initiated construction on a **100 MW** AI Data Center in Ellendale, ND — with expansion capacity up to **1 GW**



2024

Positioning for Growth

Sold 200 MW Garden City location in Texas (non-core strategic asset)

Secured $160m in funding from inst. accredited Investors, & NVIDIA

Issued $450m in convertible notes at a 2.75% interest rate



Company Timeline

2025

AI Data Center Expansion

CoreWeave - **Signed three 15-year leases** with three 5-year options for 3 buildings at Polaris Forge 1, **utilizing 400 MW** of Critical IT load

U.S. Based Investment-Grade Hyperscaler - **Signed two 15-year leases** with two 5-year options for 2 buildings at Polaris Forge 2, **utilizing 200 MW** of Critical IT load

Worked with **Macquarie Asset Management** for funding of **up to $5.0 billion** that can support over 2 GW of AI Data Center development



2026

AI Data Center Expansion

U.S. Based High Investment Grade Hyperscaler - **Signed two 15-year leases** with three 5-year options for 2 buildings at Delta Forge 1, **utilizing 300 MW** of IT load

U.S. Based High Investment Grade Hyperscaler - **Signed two 15-year leases** with three 5-year options for 2 buildings at Polaris Forge 3, **utilizing 300 MW** of IT load

U.S. Based High Investment Grade Hyperscaler – **Signed one 15-year lease** with three 5-year options for 1 building at Delta Forge 2, **utilizing 210 MW** of IT load


DF2

Executive Leadership



Wes Cummins

Chief Executive Officer & Chairman

Wes Cummins is the Chief Executive Officer and Chairman of Applied Digital, which he co-founded. He has more than 20 years of experience in technology investing, capital markets, and asset management. Prior to Applied Digital, he held leadership and investment roles at Nokomis Capital and founded 272 Capital LP. He also serves as Chief Executive Officer of 272 Capital and is a member of the board of directors of Sequans Communications.



Jason Zhang

President & Co-Founder

Jason Zhang is the President and Co-Founder of Applied Digital. He is a technology investor and entrepreneur with experience across artificial intelligence, digital infrastructure, and capital markets. Prior to co-founding Applied Digital, he founded Valuefinder and held investment roles at Sequoia Capital and MSD Capital. He holds an A.B. in Economics from Harvard University.



Saidal Mohmand

Chief Financial Officer

Saidal Mohmand is the Chief Financial Officer of Applied Digital, where he leads the company's financial strategy, capital markets activities, and investor relations efforts. Prior to joining Applied Digital, he served as Executive Vice President of Finance and held research roles at 272 Capital and Citadel. He holds a B.B.A. in Finance and Accountancy from Western Michigan University.



Laura Laltrello

Chief Operating Officer

Laura Laltrello is the Chief Operating Officer of Applied Digital and brings nearly 20 years of experience in data center operations and large-scale infrastructure development. Prior to joining Applied Digital, she held senior leadership positions at Honeywell Building Automation and Lenovo Data Center Services. She is recognized for driving operational excellence, scalable growth, and P&L performance.



Todd Gale

Chief Development Officer

Todd Gale is the Chief Development Officer of Applied Digital and has more than 45 years of experience developing hyperscale, colocation, and mission-critical data center infrastructure. Prior to joining Applied Digital, he served in senior leadership roles at Flexential and Terremark. He is known for pioneering innovative cooling solutions and leading the development of large-scale data center platforms.



Erin Kraxberger

Chief Marketing Officer

Erin Kraxberger is the Chief Marketing Officer of Applied Digital, where she leads corporate marketing, brand strategy, and investor communications. She brings more than 20 years of experience spanning technology, finance, and capital markets. Prior to joining Applied Digital, she served as Chief Operating Officer of 272 Capital and held senior marketing leadership roles at SCW Capital.



Mark Chavez

Chief Compliance Officer & General Counsel

Mark Chavez is the Chief Compliance Officer and General Counsel of Applied Digital. He has more than 22 years of experience across the energy, technology, and renewable infrastructure sectors. Prior to joining Applied Digital, he served as in-house counsel overseeing litigation, regulatory matters, M&A transactions, financings, and corporate governance. He leads the company's legal, compliance, and risk management functions.



Rich Todaro

Corp Development & Investor Relations

Rich Todaro is Vice President of Corporate Development and Investor Relations at Applied Digital. He brings nearly 30 years of experience in finance, capital markets, and corporate strategy. Prior to joining Applied Digital, he held leadership positions at WidePoint, Telenav, B. Riley, and Kennedy Capital Management. He is responsible for investor engagement, strategic initiatives, and capital markets communications.

Best-in-Class Team
Experience Building World-Class Data Centers



Todd Gale

Chief Development Officer

>45 years of expertise in collaborating with hyperscalers

Vice President of Engineering at Flexential, where he led the design and implementation of new data centers and capacity upgrades



Steve Lattimer

VP of Design & Engineering

35 years as an Electrical professional in design, construction, project management, operations. Formerly at Flexential and Sturgeon Electric

Prime contractor and project lead on multiple data center builds across the country while delivering on time and under budget



Brad Barton

SVP Construction Procurement

Executed over $2.5 billion in mission critical data center projects at DPR Construction.

Diverse expertise delivered through multiple hyperscale, wholesale, collocation, and data centers totaling over 500 megawatts for large REITs, social media clients, blockchain, and financial institutions

FLEXENTIAL | DIGITAL REALTY | EQUINIX | COMPASS datacenters | DPR CONSTRUCTION | CyrusOne | VANTAGE DATA CENTERS

4 DC Sites
Successfully Developed & Deployed by Applied Digital

~500 MW
Previously Constructed Capacity by Applied Digital

>75 YEARS
Cumulative DC Experience Among Construction Leadership

>750 MW
Previously Constructed Capacity by Construction Team

Business Overview

We design, build, and operate high-performance, sustainably engineered data centers purpose-built for Artificial Intelligence, cloud computing, training, and inference workloads.

AI Factory Platform

- **Standardized franchise design model**, qualified by all major hyperscalers, enables rapid and flexible deployments in both air-cooled and liquid-cooled configurations — delivering state-of-the-art 150 MW data centers in approximately 14–18 months with low water usage.

- Strong corporate team supported by a scalable model that standardizes operations and leverages the same 15–20 key roles across all campuses.

- Secured master service and master telecom service agreements with the world's largest hyperscalers - agreements that are exceptionally difficult to obtain - positioning Applied to move quickly as hyperscaler AI infrastructure capex is estimated to exceed $700B annually by 2027.


DESIGN


BUILD


OPERATE

Applied Digital has **secured $36 Billion** In Contracted Lease Value

Key Segment Stat

- $36 billion in total contracted baseline revenue under 15-year take-or-pay lease agreements, with potential expansion to $86 billion if all renewal options are exercised (up to 30 years).
- ~$2 billion in average annualized NOI expected under 15-year gross modified leases with ~70% of our total contracted revenues backed by investment-grade hyperscalers.

Base Case - Total Contracted Lease Value ($B)


$80
$70
$60
$50
$40
$30
$20
$10
-
$10.71
$4.82
$7.50
$7.50
$5.20
$35.73
Polaris Forge 1
Polaris Forge 2
Polaris Forge 3
Delta Forge 1
Delta Forge 2
Total

Upside Case - Total Contracted Lease Value ($B)


$180
$158
$135
$112
$90
$68
$45
$22
-
$27.40
$9.18
$18.18
$18.18
$12.72
$85.66
Polaris Forge 1
Polaris Forge 2
Polaris Forge 3
Delta Forge 1
Delta Forge 2
Total

Base components total $35.73B; upside components total $85.66B.

Applied Digital is **positioned for growth.**

Campus	Contracted IT Capacity	Lease Term	Expected Base-Term Lease Value	All Renewals	Counterparty Credit Rating	Delivery Dates
Polaris Forge 1	400 MW	15 years + three five-year extensions	$10.7	$27.40	CoreWeave	2H 2025 / 1H 2027
Polaris Forge 2	200 MW	15 years + two five-year extensions	$4.8	$9.18	Investment-Grade	2H 2026 / 1H 2027
Polaris Forge 3	300 MW	15 years + three five-year extensions	$7.5	$18.18	High Investment-Grade	2H 2027 / 2H 2028
Delta Forge 1	300 MW	15 years + three five-year extensions	$7.5	$18.18	High Investment-Grade	1H 2027 / 1H 2028
Delta Forge 2	210 MW	15 years + three five-year extensions	$5.2	$12.72	High Investment-Grade	1H 2028 / 1H 2028
Total	**1,410 MW**	**15 years + three five-year extensions**	**$35.7**	**$85.66**	**~70% Investment-Grade or Higher**	**All delivered by 2028**

Key Segment Stat

- **Expected to deliver 1.51 GW of critical IT load** — of which 1.41 GW is already fully contracted — with the majority coming online by 2028.
- Revenues will ramp and accelerate sharply — today we have just 100 MW operational out of 1.51 GW under construction.

Applied Digital is **positioned for growth.**

Key Segment Stat

- With a robust multi-gigawatt power pipeline and deep hyperscaler relationships, Applied is well-positioned for sustained long-term growth through repeat business at existing campuses and portfolio expansion into new sites.

- The company expects to deliver approximately 500 MW of Critical IT load per year as market conditions remain. Assuming continued strong demand and our ability to secure additional power, contracts, supply chain capacity, and talent, Applied is on a possible path to 3 GW of total capacity within five years.

Year	New Capacity (MW)	Cumulative Capacity (MW)
2025	100	100
2026	275	375
2027	575	950
2028	560	**1,510**
2029E	500	2,010
2030E	500	2,510
2031E	500	**3,010**

Path to 3 GW of Total Capacity by 2031E


3500
3000
2500
2000
1500
1000
500
0
2025
2026
2027
2028
2029E
2030E
2031E
New Capacity Delivered (MW)
Cumulative Capacity (MW)

MARKET OVERVIEW

Compute Curve is Steepening Due to **Heavier Workloads**

COMPUTE MULTIPLE VS. BASELINE[(1)]

Compute needs by task vs. single-shot chatbots


SINGLE-SHOT CHATBOT
1X
IMAGE GENERATION
~10X
REASONING (CHAIN-OF-THOUGHT)
~100X
VIDEO GENERATION (10 SECONDS)
~3,000X
AGENTIC AI
~1,000,000X
1X
10X
100X
1,000X
10,000X
100,000X
1,000,000X

(1) OpenAI, NVIDIA and Mellus Research Estimates

GPUS Demand More Power.
Less Than 10% of Facilities can Support 50 kW Density

CHIPS	RELEASE YEAR	POWER PER RACK (2)	EST. TDP
CPU (10–20 kW per Rack)	NA	10–20 kW	300 W
A100/A800 (Ampere)	2020 / 2022	14.4 kW	350 W
H100 / H200 (Hopper)	2023 / 2024	50 kW	1,000 W
GB200/GB300 (Blackwell)	2024 / 2025	130 kW	1,200 W
VR200/VR300 (Vera Rubin)	2026	150+ kW	2,520 W
RU200/RU300 (Rubin Ultra)	2027E	~600 kW	3,600 W
F200/F300 (Feynman)	2028E	~900 kW	5,800 W
FU200/FU300 (Feynman Ultra)	2029E	~1,100 kW	6,000 W
PF200/PF300 (Post-Feynman)	2030E	~1,200 kW	6,000+ W

Key threshold: 50 kW+ rack densities are difficult for legacy facilities to support. (3)

(2) Demand Jefferies – presentation – AI to Drive Increasing Demand for Data Centers & Power
(3) Spear Investments & company reports

Construction is Exploding

AI Infrastructure Demand Is Reshaping Global Construction Markets


DATA CENTER CONSTRUCTION SPENDING HAS TRIPLED SINCE 2022 (4)
50
45
40
35
30
25
20
15
10
5
0
Jan-14
Oct-22
Apr-25
Data Center Spending ($B, SAAR)
Trend Before Nov 2022 ($B)
Trend After Nov 2022 ($B)


DATA CENTER CONSTRUCTION SOON TO SURPASS GENERAL OFFICE CONSTRUCTION (5)
80000
70000
60000
50000
40000
30000
20000
10000
0
Value of data centers under construction is on track to surpass office buildings
Jan-20
Jan-21
Jan-22
Jan-23
Jan-24
May-25
General Office ($mn SAAR)
Data Centers ($mn SAAR)

(4) U.S. Census Bureau I Chart: American Gas Association
(5) Haver Analytics, Goldman Sachs Global Investment Research

Hyperscalers Capex
Estimates >$700B in 2027(6)


65% Increase
75% Increase
2023
2024
2025
2026
2027
CAPEX TOTAL
AMAZON
ALPHABET
META
MICROSOFT
ORACLE
COREWEAVE
0
100
200
300
400
500
600
700
800
900
2027 ($B)
2026 ($B)
2025 ($B)
2024 ($B)
2023 ($B)

(6) "Approximate calendar-year basis. Based on company guidance + analyst consensus (Feb 2026). Projections subject to change. Source XAI"

Hyperscalers Capex **Bigger & Faster Than ANY Megaproject in History.**

Data Centers Vs. Megaprojects[7]

Inflation-adjusted costs, billions USD


2026 (planned)
Data center capex
≈$930B in 6 years
$1T
$750B
$500B
$250B
$0
Interstate Highway System
$620B, 37yr
US Railroads
$550B, 71yr
F-35 Program
$400B, 25yr
Apollo Program
$257B, 14yr
International Space Station
$150B, 27yr
Marshall Plan
$170B, 4yr
Manhattan Project
$36B, 5yr
0
10
20
30
40
50
60
70
Years from start of program

(7) Company reports, EPOCH AI I FHWA I NASA I CRS I GAO I BROOKINGS

AI CapEx Is Outpacing a **CENTURY** of U.S. Infrastructure


AI CapEx Rivals the Largest U.S. Infrastructure Programs (8)
Inflation-Adjusted Estimated Total ($ Billion)
Infrastructure ($B)
AI CapEx ($B)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
1930s Public Works
Manhattan Project (1944)
Electricity Expansion (1949)
Apollo Project (1964)
Interstate Highway System (1966)
Broadband Capex (2000)
Total Largest Infrastructure Projects (U.S.)
2023 Hyperscalers CapEx
2024 Hyperscalers CapEx
2025 Hyperscalers CapEx
2026 Hyperscalers CapEx Estimate
2027 Hyperscalers CapEx Estimate
Total AI CapEx Since ChatGPT Launch (2023–2027)

(8) Manhattan District History, BEA, Planetary Society, Eno Center for Transportation, San Francisco Fed, Hoover archives, Baruch, GoldenGate.org, New York Times, JPMAM, 2025

Supply Chain **Constraining AI Data Center Market and AI Rollout**

DC Equipment Lead Time[9]

Critical equipment lead times remain elevated across power delivery and backup systems.


2019
2023
2025/26
GENERATORS
24–40 WEEKS
40–64 WEEKS
72–96 WEEKS
UPS
24–40 WEEKS
64–80 WEEKS
45–50 WEEKS
SWITCHGEAR
12–20 WEEKS
32–48 WEEKS
52–78 WEEKS
PDUS
8–12 WEEKS
32–40 WEEKS
4–28 WEEKS
0
20
40
60
80
weeks 100

Key takeaway: long-lead electrical and backup equipment create meaningful schedule risk for new AI data center supply.

(9) Worrld Wide Technology - AI day presentation.

Power Availability **Constraining AI Data Center Market and AI Rollout**

ENERGY SOURCE	~BUILD TIME
Natural Gas	~3–5 Years
Solar + Wind + Batteries (Combo)	~2–4 Years Total
Nuclear (Typical)	~8 –10 Years Total



- Global demand for data center capacity is projected to triple by 2030[10]
- Boston Consulting Group estimate that the U.S. data center power shortage could exceed 45GW is projected by 2030[10]
- The U.S. Department of Energy (DOE) projects the grid will need 100GW of new capacity by 2030, with ~50GW driven by data centers[11]
- 1 GW+ is equivalent to the power output of one nuclear power plant

(10) Boston Consulting Group's January 2025 report, titled "Breaking Barriers to Data Center Growth"
(11) Risk of power outages increase 100x by 2030, warns DOE

Built for the Agent Economy

How enterprise AI demand routes through hyperscaler platforms into lower-cost data center regions.

Enterprise Agent Deploy

Anthropic · OpenAI
Google · Microsoft
Salesforce · AWS

Hyperscaler Routing Layer

AWS · Azure · GCP
Optimize: cost, latency, availability

Our Data Centers (Lower-Cost Regions)

Training · Inference
Agent inference
Video generation
Deep research tasks

Cost Advantage

Lower OpEx vs. US/EU hyperscaler regions

Durability

Long-term contracts as hyperscalers lock in routing agreements

Workload Mix

Training + inference + agent inference + video generation + deep research + cloud

Scale Trajectory

Agent adoption curves mirror early cloud — exponential growth

Compute multiples are illustrative estimates based on publicly available industry benchmarks.

From Population to Power
Hyperscalers Pivot Inland in Search For Power



AI Factory Development I Hyperscalers Footprint

Traditional Data Center Markets

Applied Digital AI Factories

NORTHERN REGION | POLARIS FORGE PLATFORM

Campus	Location	MW Contracted*	Buildings
PF1	Ellendale, ND	400 MW Critical IT	3 buildings
PF2	Harwood, ND	200 MW Critical IT	2 buildings
PF3	Undisclosed	300 MW Critical IT	2 buildings

SOUTHERN REGION | DELTA FORGE PLATFORM

Campus	Location	MW Contracted*	Buildings
DF1	Boyce, LA	300 MW Critical IT	2 buildings
DF2	Undisclosed	210 MW Critical IT	1 building

1.41 GW of contracted capacity across our campuses

* Critical IT Load refers to the electrical power dedicated solely to computing equipment (servers, storage, and networking gear). It excludes supporting infrastructure such as cooling, power distribution losses, lighting, and other facility loads.

APPLIED AI FACTORIES

Applied Digital **Repeatable** AI Infrastructure Platform

Future-Proof AI Infrastructure Platform



Mission Critical Reliability


GC-3

Standardized Supply Chain



+250 kW Racks Supporting AI Training & Inference



Power & Site Pipeline

I. TOTAL OF CURRENT SITES (1.51 GW *CRITICAL IT)

Operating Capacity **(100 MW Critical IT)**	Polaris Forge 1 – Building 1: 100 MW
Under Construction **(1.41 GW Critical IT)**	Polaris Forge 1: 300 MW Polaris Forge 2: 300 MW Polaris Forge 3: 300 MW Delta Forge 1: 300 MW Delta Forge 2: 210 MW
Contracted / In Negotiation **(1.41 GW Contracted + 100 MW In Negotiation)**	Contracted capacity under long-term agreements; additional 100 MW currently in negotiation.

II. ACTIVE PIPELINE SITES (~3 GW *UTILITY POWER)

Includes:

- Multiple near-term greenfield / new sites in active development across multiple states
- Expansions at existing sites — many with scalable capacity up to 1 GW each

Power pipeline includes sites with land under control and/or executed utility agreements for power delivery. This encompasses expansions at existing facilities as well as near-term greenfield/new sites actively progressing through development and permitting processes. Expansions at existing sites may necessitate new generation capacity, transmission lines, transformers, substations, or other infrastructure enhancements.

III. EXTENDED PIPELINE (>5 GW *UTILITY POWER)

Power and land in early stages of discussion or due diligence.



*The described power pipeline, including sites under control/executed agreements and projected expansions/greenfield developments, constitutes forward-looking information; actual outcomes may differ due to risks in permitting, infrastructure needs (e.g., generation, transmission, substations), regulatory approvals, and market conditions

Structural Advantage


Portland
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
MINNESOTA
WISCONSIN
Toronto
VERMONT
NEBRASKA
NEVADA
KANSAS
Los Angeles
MEXICO
BAJA CALIFORNIA
SONORA
Jacksonville
FLORIDA
COAHUILA
BAJA CALIFORNIA
Gulf of
Miami

Dense hyperscaler footprint without same level of direct labor competition near Applied Digital's regions.[12]

Applied's locations offer lower labor competition while still benefiting from the presence of major hyperscalers

KEY

- PLANNED
- OPERATING

(12) https://cleanview.co/public/data-centers/us

Structural Advantage

Fiber networks are critical for AI Data Centers performance

These extensive fiber networks pass through our regions.


U.S. fiber backbone and long-haul route density
76
70
35
44
55
10
94
77
79
Regional access supports latency-sensitive AI workloads

Applied Digital
Standard Design

Power distribution, cooling architecture, data hall layout, operations planning, and core partner systems are standardized to reduce execution risk and improve delivery consistency.





Level 1 | West Wing And Center Admin



Level 2



Rooftop Mechanics

- CIRCULATION
- ELECTRICAL
- DATA HALLS 1, 2, & 3
- MECHANICAL
- SUPPORT
- GEN. ENGINES & SWGR.

↓ Applied Digital's 150 MW Data Center Standard Build



Applied Digital
Standard Design Specs

Category	Reference specification
Purpose	Mission-critical AI workloads, efficiently and at scale
Structure	~907,500 SF, Six data halls, Pre-cast concrete construction
Cooling	Hybrid liquid + air cooling, Modular cooling units
Electrical	4:3 DR architecture, Dual 75 MW systems, 13.8 kV UPS
Power	N+1 substation, Diesel backup generation
Efficiency	625 W/SF density, 1.15 target PUE
Maintainability	Fully redundant systems, Concurrently maintainable
Safety / Security	VESDA detection, Pre-action fire system, Fenced perimeter, Security cameras
Automation	BMS for integrated system control



Standard Design: Electrical



Standard Design: Backup Gen. Plant



Standard Design: 75 MW data hall

AI Factory Standard **Supply Chain Partnership**

Procured Pipeline Secured

Long-term agreements with key suppliers, bulk purchasing across a 1 GW+ pipeline, and early lead-time planning reduce delivery risk across campus phases.

Rapid Deployment Model

Prefabricated skids, modular construction, and repeatable commissioning processes support 12–18 month build cycles per 100–150 MW facility.

Vendor Standardisation

Electrical, mechanical, cooling, and backup generation systems are standardized around trusted partners to reduce variability across projects.

System	Partner	Role in the AI Factory model
Electrical	ABB	Power density, reliability, and repeatable deployment across campuses
Mechanical / Cooling	BASX	Advanced cooling systems for high-density AI workloads
Backup generation	Caterpillar	Backup power systems supporting operational resilience

Digital Infrastructure **Delivery Lifecycle**

① Site strategy



Power, land, fiber, community, permitting

② Design



Standardized AI Factory systems adapted to the site

③ Build



Procurement, construction, parallel workstreams

④ Commission



Systems testing, tenant readiness, handoff

⑤ Operate



Monitoring, maintenance, security, lifecycle performance

POLARIS FORGE



Applied Digital

Region Overview



PF1
Polaris Forge 1

Ellendale, North Dakota

→ 400 MW Critical IT Contracted
→ 100 MW Energized
→ 300 MW Under Construction

400 MW

PF2
Polaris Forge 2

Harwood, North Dakota

→ 200 MW Critical IT Contracted
→ 300 MW Under Construction

300 MW

PF3
Polaris Forge 3

Northern Region

→ 300 MW Critical IT Contracted
→ 300 MW Under Construction

300 MW

Region Advantage

1 Abundant Energy

North Dakota generated 50% more electricity than it used in 2023, producing 42 million MWh vs 28 million MWh consumed.(13)

2 Low Build and Operation Cost

North Dakota offers some of the lowest electricity costs, about 24% below the national average.(14)

3 Favorable Climate

North Dakota's cold weather results in over 200 days a year of free cooling.(15)

4 Economic Incentives

State incentives reduce initial capital expenditures and ongoing operating cost.

5 First Mover Advantage

State locked in energy prior to the AI movement, ensuring ample resources amidst rising demand.


Applied Digital's facilities in North Dakota are located within a 100 mile radius of 2 gigawatts of wind power.
JAMESTOWN
ELLENDALE

(13) U.S. Energy Information Administration (EIA), Electricity Data – North Dakota (www.eia.gov/electricity/state/northdakota)
(14) North Dakota Commerce Department & Electricity Local (www.commerce.nd.gov & electricitylocal.com)
(15) Applied Digital White Paper - https://www.applieddigital.com/white-papers/ai-factory-a-case-study-for-total-cost-of-ownership

PF1 Related Leases

400 MW
Contracted Critical IT Load

PF1-1 100 MW
Energized

PF1-2 150 MW
Calendar - 2H 2026 (16)

PF1-3 150 MW
Calendar - 1H 2027 (16)

~15 Year Base Term
With Three 5-Year Options

~$11 B
Contracted Revenue for 400 MW Base Term(17)

88% +/- 3%
Expected Site NOI Margins(18)

$11 M - $13 M
Anticipated Capex Per MW

PF1
Polaris Forge 1

Ellendale, North Dakota
→ 300 MW Under Construction
→ **Coreweave**
→ 3 Leases

400 MW Campus



(16) Presented on a calendar-year basis
(17) Contracted revenue figures exclude any amounts attributable to pass-through power
(18) See Appendix on management schedule on Non-GAAP Measures

PF1 Campus Overview

Building 1 - 100 MW - Pilot Build (PF1-1)







Building 2 - 150 MW - Standard Build (PF1-2)







Building 3 - 150 MW - Standard Build (PF1-3)







PF2 Related Leases

200 MW
Contracted Critical IT Load

2H26-1H27[16]
Expected Delivery Dates

~15 Year Base Term
With Two 5-Year Options

~$5 B
Contracted Revenue for 200 MW Base Term[17]

86% +/- 3%
Expected Site NOI Margins[18]

$11 M - $13 M
Anticipated Capex Per MW

PF2
Polaris Forge 2

Harwood, North Dakota
→ 300 MW Under Construction
→ **Investment Grade Hyperscaler**
→ 2 Leases

300 MW Campus



(16) Presented on a calendar-year basis
(17) Contracted revenue figures exclude any amounts attributable to pass-through power
(18) See Appendix on management schedule on Non-GAAP Measures

PF2 Campus Overview

Building 1 - 150 MW - Standard Build (**PF2 - 1**)





Building 2 - 150 MW - Standard Build (**PF2 - 2**)





PF3 Related Leases

300 MW
Contracted Critical IT Load

2H27-2H28[16]
Expected Delivery Date

~15 Year Base Term
With Three 5-Year Options

~$7.5 B
Contracted Revenue for 300 MW Base Term[17]

85% +/- 3%
Expected Site NOI Margins[18]

$11 M - $13 M
Anticipated Capex Per MW

PF3
Polaris Forge 3
Undisclosed Location
→ 300 MW Under Construction
→ **High Investment Grade Hyperscaler**
→ 2 Leases

300 MW Campus


MAIN ENTRY
GUARD STATION
SUBSTATION
+/- 23 AC
BUILDING 1
BUILDING 2
BUILDING 3
BUILDING 4
RETENTION POND
+/- 41.7 AC

(16) Presented on a calendar-year basis
(17) Contracted revenue figures exclude any amounts attributable to pass-through power
(18) See Appendix on management schedule on Non-GAAP Measures

05

DELTA FORGE



Region Overview



DF1
Delta Forge 1

Boyce, Louisiana

→ 300 MW Critical IT Contracted
→ 300 MW Under Construction

300 MW

PF2
Delta Forge 2

Southern Region

→ 210 MW Critical IT Contracted
→ 210 MW Under Construction

300 MW

DF1 Related Leases

300 MW
Contracted Critical IT Load

1H27-1H28(16)
Expected Delivery Dates

~15 Year Base Term
With Three 5-Year Options

~$7.5 B
Contracted Revenue for 300 MW Base Term(17)

85% +/- 3%
Expected Site NOI Margins(18)

$11 M - $13 M
Anticipated Capex Per MW

DF1
Delta Forge 1

Boyce, Louisiana
→ 300 MW Under Construction
→ **High Investment Grade Hyperscaler**
→ 2 Leases

300 MW Campus



(16) Presented on a calendar-year basis
(17) Contracted revenue figures exclude any amounts attributable to pass-through power
(18) See Appendix on management schedule on Non-GAAP Measures

DF2 Related Leases

210 MW
Contracted Critical IT Load

1H28 (16)
Expected Delivery Dates

~15 Year Base Term
With Three 5-Year Options

~$5.2 B
Contracted Revenue for 210 MW Base Term (17)

85% +/- 3%
Expected Site NOI Margins (18)

$11 M - $13 M
Anticipated Capex Per MW

DF2
Delta Forge 2

Undisclosed Location
→ **High Investment Grade Hyperscaler**
→ 1 Lease

210 MW Campus


PROPOSED DETENTION POND
PROPOSED COMBINED SWITCHYARD/SUBSTATION
PROPOSED BUILDING

(16) Presented on a calendar-year basis
(17) Contracted revenue figures exclude any amounts attributable to pass-through power
(18) See Appendix on management schedule on Non-GAAP Measures

BLOCKCHAIN



Blockchain Overview

Applied Digital operates two data centers with a combined **capacity of ~286 MW**, providing energized space for blockchain mining customers

The company focuses solely on infrastructure and supporting services, without owning any mining equipment


JMS01 ~106 MW
ELN01 ~180 MW

Jamestown, North Dakota (JMS01)



Ellendale, North Dakota (ELN01)



VERTICLE INTEGRATION

Connecting Power, Infrastructure, and Compute.

Applied Digital's partner ecosystem extends across the core layers required to support modern AI infrastructure: power, data center development, operations, and compute.

Base Electron

IPP for AI Demand
Power origination and project alignment

Applied Digital

AI Infrastructure
AI Factory campus design, build, and operations

ChronoScale

AI Cloud
Compute platform for large-scale deployments

Business Overview | Base Electron

Base Electron is an independent power producer formed by certain executive officers, directors and/or affiliates of Applied Digital for the purpose of developing dedicated, reliable power generation intended to support Applied Digital's long-term campus strategy and its disciplined approach to scaling Artificial Intelligence infrastructure.

Future Expansion & Base Electron

The Bakken East Pipeline Project, developed by WBI Energy (a subsidiary of MDU Resources), is expected to substantially increase natural gas supply to the region.

This critical infrastructure is expected to energize our region and enable companies like the newly formed Base Electron — along with other power generators — to add significant new generation capacity to support data center and economic growth.

Project Summary

Route: Runs roughly east-west across North Dakota, from near Watford City (Bakken region in the west) to near Mapleton (just west of Fargo in the east).

Length: Approximately 374 miles of new pipeline (phased construction).

Capacity: Up to ~1 billion cubic feet per day (Bcf/d).

Phasing:
Phase 1: Northwestern ND to central ND (target in-service Nov 2029).
Phase 2: Central ND to eastern ND (target in-service Nov 2030).

Status (as of May 2026): Strong shipper interest (1.4 Bcf/d in open season). North Dakota is providing up to $500 million in state financial guarantees. Final investment decision pending.

Purpose: Move associated natural gas from the Bakken to support power generation, industrial demand (including data centers), and local distribution in central/eastern North Dakota.


LEGEND
Proposed Pipeline Route
City
Existing Pipeline
Existing Compressor Station
Name County Name
County Lines
Interstate Highway
Lakes & Rivers
New Compressor Station
WILLISTON
McKenzie
WATFORD CITY
Elkhorn Creek Compressor Station
Spring Creek Compressor Station
McLean
Dunn
Mercer
Oliver
Beulah Compressor Station
Center Compressor Station
Burleigh
Kidder
Stutsman
Alliance Compressor Station
Cass
DICKINSON
BISMARCK
JAMESTOWN
Barnes
Mapleton Compressor Station
FARGO

(17) Source

Structural Advantage

North Dakota has some of the strongest wind resources in the United States.


Wind Energy's Share of Electricity Generation
WA 6.3%
OR 11.0%
ID 14.7%
MT 8.0%
ND 25.8%
MN 17.9%
SD 24.4%
WY 9.0%
NV 0.9%
UT 2.1%
CA 6.5%
NE 14.1%
IA 33.7%
CO 17.4%
KS 36.4%
AZ 0.5%
NM 18.8%
OK 31.7%
TX 15.9%
WI 2.9%
MI 4.6%
IL 6.8%
IN 5.0%
OH 1.4%
MO 3.6%
KY
WV 2.7%
VA
PA 1.7%
NY 3.2%
VT 15.8%
ME 21.0%
NH 2.5%
MA 0.8%
RI 2.2%
CT < 0.1%
NJ < 0.1%
DE 0.1%
MD 1.2%
TN 0.1%
NC 0.4%
SC
AR
MS
AL
GA
LA
FL
AK 2.3%
HI 4.9%
>0% to <1%
1% to <5%
5% to <10%
10% to <15%
15% to < 20%
20% and higher
U.S. Total: 6.5%
Source: EIA


United States - Annual Average Wind Speed at 80 m
Wind Speed m/s
AWS Truepower
NREL


Wind Resources and Transmission Lines
Transmission Lines Voltage (kV)
Wind Power Classification
U.S. Department of Energy National Renewable Energy Laboratory

(18) Source?
(19) Source?
(20) Source?

Structural Advantage

The Bakken Shale, is one of the top U.S. shale discoveries in the U.S. As a result, N.D. is the #3 oil-producing state (behind Texas and New Mexico)


Hudson Bay
CANADA
MANITOBA
BRITISH COLUMBIA
ONTARIO
QUEBEC
NEWFOUNDLAND AND LABRADOR
MINNESOTA
WISCONSIN
IOWA
IDAHO
OREGON
Ottawa
MAINE
NOVA SCOTIA
DELAWARE
NC
SC
GEORGIA
FLORIDA
Hamilton
Sargasso Sea
Gulf of Mexico
Nassau
MEXICO
Havana
CUBA
George Town
Cockburn Town


U.S. OIL PRODUCTION BY STATE
1
THOUSAND BARRELS PER DAY IN 2024
5,700
Montana 73
North Dakota 1,194
South Dakota 2
Wyoming 292
Nebraska 4
Utah 183
Colorado 465
Kansas 73
California 300
New Mexico 2,023
Oklahoma 399
Arkansas 11
Texas 5,675
LA 83
MS 33
AL 9
Alaska 421
Michigan 12
Illinois 19
Indiana 4
Ohio 100
Pennsylvania 12
New York 1
WV 37
Kentucky 6
Florida 2
Offshore 1,802
As part of the Permian Basin, America's most productive oil region, New Mexico has has doubled its oil output since 2019, surpassing North Dakota as the second-largest producer.
TOTAL 13,235
VISUAL CAPITALIST
Source: U.S. Energy Information Administration

Business Overview | ChronoScale

Applied Digital currently owns approximately 97% of **ChronoScale Corporation (Nasdaq: CHRN)**

ChronoScale is a compute platform purpose-built to support demanding artificial intelligence workloads. Focused on large-scale deployments, the platform is designed to deliver dedicated compute environments optimized for performance, consistency, and long-term operational execution.

Built on a foundation of experienced operators, engineers, and infrastructure leaders, ChronoScale combines scalable architecture with operational discipline to support high-performance deployments at scale

MACQUARIE

Transaction Overview

Macquarie, #1 Infrastructure Investment Manager, has agreed to collaborate with Applied Digital, potentially committing up to $5B in capital, which has the potential to unlock $25B for Data Centers.


DEWALT

"Applied Digital has a differentiated strategy with access to a unique near-term power portfolio across North America ... The significant progress at the Ellendale HPC campus makes this a very compelling opportunity for us as well as for potential hyperscale customers ... we see this as highly attractive opportunity to help build an industry-leading HPC data center company well positioned in these high growth segments of the market."

– Anton Moldan, Senior Managing Director

MACQUARIE

(23) Source

Transaction Overview

Macquarie Asset Management (MAM) Transaction For Investment Grade Hyperscalers:

Ownership Structure: MAM will have the right to invest in future hyperscaler projects. At closing, Macquarie will receive a 15% common equity interest in APLD HPC Holdings, a subsidiary of APLD, which will hold the data centers MAM helps finance.

Projects financed outside of MAM's investments will be owned and held separately by APLD.

APLDH Ownership Structure

APLD Subsidiary: HPC Holdings LLC ("APLDH")

85% Applied Digital	15% MAM

Example 100 MW

- MAM Preferred Equity investment: $225 mm
- APLD equity investment: ~$0–$35 mm +/-
- Remaining amount financed, assuming ~80% loan-to-cost

Transaction Overview

Example Of The Macquarie Transaction Capitalization Table:

Macquarie expect to invest: **$2.25 million for every 1 MW** - Perpetual Preferred Equity -for Ellendale Campus & Future Campuses

Applied Digital expect to invest: **~$0.75 million for every 1 MW** - Future Campuses

**This model is based on an 80% Loan to Cost (LTC)

Line Item	$MM	$/MW	% of Capitalization	Common Equity Economic Interest
100 MW Development Cost	~$1,000 - ~$1,300+	~$10-~$13+	100.0%	-
Project Debt Financing	~$775 - $1,040		~80%	-
Macquarie Preferred Equity (12.75% PIK Interest)	$225		~17.3% - ~22.5%	-
APLD Common Equity	~$0 - ~$35+		~0% - ~2.7%+	85.0%
MAM Common Equity	-		-	15.0%
Total Capitalization of Cost	**$1,000 - $1,300**		**100.0%**	**100.0%**

Transaction Overview

Summary Of The Macquarie Transaction Capitalization Table:

Issuer	▪ APLD HPC TopCo 2 LLC ("APLDT"), an indirect wholly-owned subsidiary of Applied Digital
Initial Funding / Closing	▪ At least $225 million funded at Closing ▪ Availability of up to $2.25 million per 1MW capacity under lease
Facility	▪ Preferred Equity and attached Common Equity ▪ Represents 15% of common equity in APLDT
Maturity	▪ Perpetual
Dividend	▪ 12.75% payable semi-annually in kind (PIK) or cash during years 0–5 ▪ One-time increase of +0.875% for year 6, payable in PIK or cash ▪ One-time additional increase +0.875% for years 7–10 ▪ Increases +2% per year beginning in year 11, subject to 16.75% cap, payable semi-annually in cash ▪ Rate step-up upon asset financing for amount above 8.75%
Liquidation Preference	▪ For Preferred Equity and attached Common Equity, the greater of accreted amounts plus FMV common equity ▪ or 1.8x MOIC on Preferred Equity Investment
Redemption / Exit Provision	▪ APLDT may redeem all Preferred Equity and attached Common Equity after the 5th anniversary ▪ MAM has right to force redemption in connection with sale of APLDT or after year 7 if Preferred Equity remains outstanding
Other Terms	▪ MAM has a right to invest up to an additional $5 billion across Applied Digital's future HPC data center pipeline ▪ Draw period of 30 months for additional hyperscaler leases executed prior to the 15-month anniversary of Closing ▪ Applied Digital to recover over an estimated $300 million of equity invested in Ellendale HPC Campus once RFS reached ▪ APLDT managed by board controlled by Applied Digital designees, subject to MAM governance and step-in right

Convertible Bond Overview

Issued $450M in Convertible Notes at 2.75% Interest Rate


Net Share Dilution of Convertible with Capped Call and Share Repurchase
Four aspects that reduce potential shareholder dilution from our recent convertible notes offering:
Inclusion of a Capped Call
Company purchased a capped call to neutralize dilution until the stock price is 100% above the reference price ($7.36)
Concurrent Share Repurchase
Company repurchased 11.41mm shares at the $7.36 reference share, simultaneous with the convertible offering
Convertible is Callable by Company after 3 Years
The provisional call feature allows the Company to call the notes at any time after 3 years, if the stock price is 130% of the conversion price ($12.68)
Overnight Execution
The convertible was priced on an overnight basis, off an unaffected share price, avoiding the typical price decline of a marketed offering
In combination, the Company will not issue more net shares than were repurchased upon conversion, until the share price is +166% above the $7.36 reference price, or $19.56 per share
Net shares Issued Upon Conversion (Grey Shaded Zone is Provisionally Callable by Company)
$450.0mm Deal Size at 2.75% coupon up 32.50% Conversion Premium with up 100.0% Capped Call Overlay + $84mm share repurchase
(in Millions)
Reference Price
Conversion Price
Upper Strike 100% above Stock Price at Issue
Shares in Millions
% of TSO
8.00
6.00
4.00
2.00
(2.00)
(4.00)
(6.00)
(8.00)
(10.00)
(12.00)
(14.00)
4%
3%
2%
1%
0%
(1%)
(2%)
(3%)
(4%)
(5%)
(6%)
(7%)
(11)
(11)
(11)
(11)
(8)
(3)
0
2
4
5
$7.36 0.0%
$9.75 32.5%
$12.68 72.3%
$14.72 100.0%
$16.00 117.4%
$18.00 144.6%
$19.56 165.7%
$21.00 185.3%
$22.00 198.9%
$23.00 212.5%
TSO based on 215.36 shares outstanding per Bloomberg
1 CANTOR

Applied Digital

Corporate HQ	**Applied Digital Corporation** **3811 Turtle Creek Blvd.** **Suite 2100** **Dallas, TX 75219**	**www.applieddigital.com** **info@appliedigital.com**
Investor Relations Contacts	Matt Glover and Ralf Esper Gateway Group, Inc.	(949) 574-3860 APLD@gateway-grp.com
Marketing Relations Contacts	JSA (Jaymie Scotto & Associates)	(856) 264-7827 jsa_applied@jsa.net

Appendix

Definitions

Management Statements on Non-GAAP Measures

This Investor Presentation contains the following financial measures: Net Operating Income (NOI) and NOI Margin (as defined below), each of which is not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. The Company cannot reconcile itsexpected site NOI and NOI Margin without unreasonable effort because certain items that impactnet operating income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time.

Net Operating Income (NOI) and NOI Margin are non-GAAP financial measures that the Company defines as follows:

NOI represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI Margin is a ratio calculated by dividing NOI by aggregate rental revenue and is expressed as a percentage ("NOI margin").

NOI is commonly used by stockholders, a company's management and industry analysts as a measurement of operating performance of the company's rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of the Company's data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company's data centers, all of which have real economic effect and could materially impact the Company's results of operations, the utility of NOI and NOI Margin as measures of the Company's performance is limited. Other companies, including REITs, may calculate NOI and NOI Margin differently than we do and, accordingly, our NOI and NOI Margin may not be comparable to these companies' NOI and NOI Margin. These non-GAAP financial measures should be considered only as supplemental to financial measures such as net income, computed in accordance with GAAP, as measures of Company's performance. NOI reflects expected stabilized net operating income and is a non-GAAP financial measure. Actual results may differ materially due to lease-up timing, operating costs, and other factors.